BRIDGE CAPITAL HOLDINGS


BRIDGE BANK











8th Annual Shareholders Meeting

May 15, 2008

Daniel P. Myers
President
Chief Executive Officer

Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK





CHAIRMAN'S PRESENTATION

Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE
CAPITAL
HOLDINGS

Board of Directors



Allan C. Kramer, M.D.
Chairman
Investor



Daniel P. Myers
President & CEO
Bridge Bank, N.A.
Bridge Capital Holdings



Vice Chairman 2008

Thomas M. Quigg
Vice Chairman
Investor

New in '07



Sheryle Bolton
Consultant



Richard M. Brenner
Founder & CEO
The Brenner Group, Inc.



Owen Brown
CEO
Owen Brown Enterprises, Ltd.



David V. Campbell
Principal
Costella Kirsch, Inc.



Robert P. Gionfriddo
Executive Vice President
Bridge Bank

New in '07



Robert B. Kaplan
Kaplan & Company



Robert P. Latta
Partner
Wilson Sonsini Goodrich & Rosati



Barry A. Turkus
Principal
B.T. Commercial

BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK









SHAREHOLDER BRIEFING

Daniel P. Myers
President
Chief Executive Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

THE BIG STORY…

DETERIORATING ECONOMIC & BUSINESS ENVIRONMENT

- Subprime Mortgage Crisis ($300 billion, and growing)
- Credit Crises (mortgage, corporate, ARN, student loans, auto loans…)
- Mortgage Delinquencies at All Time High
- Foreclosures at All Time High
- Rapid & Substantial Downward Pressure on Real Estate Values & Activity
- Collapse of Bear Stearns
- Federal Reserve Takes Unprecedented Actions
- Oil at $126/barrel (and climbing)
- Gasoline at $4.00/gallon (and climbing)
- Inflation Re-emerging as Major Economic Concern

Business NOT as Usual !!!!

BRIDGE CAPITAL HOLDINGS

Who's Affected?

	Earnings Reported Q1 '08 v Q1 '07
National	
Citigroup	-313% (loss)
Wachovia	-115% (loss)
Bank of America	- 77%
Wells Fargo	- 11%
Regional	
Union Bank	- 27%
City National	- 21%
Local	
Heritage Commerce	- 58%
Silicon Valley	- 23%
Not just financial services…	
General Electric	- 6%
Berkshire Hathaway	- 64%

BRIDGE CAPITAL HOLDINGS

Perspective

No Business is Immune…

All Companies are – or will be – affected…

The Important Question…

What Is Bridge Bank's Strategy to Weather the Cycle ?

BRIDGE CAPITAL HOLDINGS

Our Model

EXPERTISE +

- Experienced board & execs
- Fundamental business banking focus
- Ability to recruit top-tier bankers

OPPORTUNITY +

- Attractive SV/SCC demographics
- Compelling bank market opportunity

EXECUTION

- Strategic vendor alliances
- Scalable systems & business lines
- Disciplined bankers
- Technology banking expertise
- Diversification

= RESULTS

Superior net interest margin . . . Solid revenue and earnings growth . . . Peer level efficiency . . . Excellent asset quality . . . Strong ROA & ROE.

BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

- Business Banking Model
- Established 2001
- National Charter (OCC)
- Offices
  - Two Regional Offices
  - Eight Business Offices
- 170 Employees
- Primary Lines of Business
  1. Commercial and Industrial
  2. Technology Industries
  3. Asset-Based Lending/Factoring
  4. International
  5. SBA and Commercial Mortgage
  6. Construction
- Among the Fastest Growing, Highest Performing Commercial Banks in the Nation

FINANCIAL RESULTS

Summary of Results

		FY 2007	Q1 2008
Balance Sheet	Avg Deposits	+ 24%	+ 11%
	Avg Loans	+ 27%	+ 21%
	Avg Earning Assets	+ 25%	+ 15%
Profit Drivers	Revenue	+ 28%	+ 12%
	Net Interest Margin	6.76%	6.59%
	Net Interest Income	+ 23%	+ 10%
	Non Interest Income	+ 75%	+29%
	Efficiency Ratio	61.83%	63.75%
Capital	Capital	Well Capitalized +	Well Capitalized +
Asset Quality	NPA's (% assets)	0.69%	2.03%
	Loan Loss Provision	$2.3M	$2.4M
	Net Charge-Offs	$996k	$0.00
	Loss Reserve/Loans	1.32%	1.64%
Net Income	Net Income	+ 26%	(38%)
Returns	ROAA	1.45%	0.79%
	ROAE	19.34%	9.07%
Per Share	EPS – FD	$1.57	$0.22
	BV/Sh	$10.04	$10.58

Balance Sheet Growth



Total Assets in Millions (EOP)
$279
$409
$535
$722
$775
$785
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
03/31/08

- 24.3% CAGR (3 Years)
- Purely Organic Growth
- Consistent Leverage

Focus on Core Funding Sources

$689 Million
@ 3-31-08

Deposit Mix as of 3/31/08


TCD<$100K
4%
TCD>100K
10%
Non-Interest
Bearing Demand
29%
Money Market
57%

Supported by $188 M of Client Funds Under Management of Channel Partners through Bridge Investment Services @ 3-31-08

BRIDGE CAPITAL HOLDINGS

Diversification of Lending Activity

$671 Million
@ 3-31-08

Loan Mix as of 3/31/08


Tech
12%
C & I
30%
ABL/F
8%
SBA
9%
Other 2%
Construction
13%
CRE
17%
Land
9%

50% Non RE Loans*

- Peer = 79%*
- 98th Percentile of Peers*

* = SNL Data US Public Banks $500M-$1.5b TA at 12-31-07

Ranked #2 for C&I Lending

Top 20 Community Banks in C&I Asset Concentration and Growth



Bank portfolios with over 40% of total loans in C&I on Sept. 30
0% 10% 20% 30% 40% 50% 60% 70%
Rank
10
20
30
40
Tennessee Commerce Bank
Western National Bank
Bridge Bank
Park Bank
National Bank of California
Bank of Guam
Community National Bank
North Side Bank and Trust Co.
Fidelity Bank

SOURCE: American Banker magazine, American Bankers Association, September 30, 2007 issue; US banks $500M - $1b Total Assets

A Closer Look

Total Loan Portfolio



Land Development (9%)



Commercial Land 5+ 2%
Commercial Land 1-4 12%
Residential land 1-4 42%
Residential land 5+ 44%

Construction (13%)



Condo 2%
Com, Other 6%
Com, Retail 7%
Com, Office 16%
Multifamily, 5+ 12%
SFR 1-4 57%

Land Development by Region

Percentage of Total Loans

(9% Land Development)



Northern Sierra
.76%
Sacramento
.49%
Central Valley
.65%
Coachella
Valley
1.81%
Others - Out of
State
.36%
Coastal Markets
1.27%
East Bay
.28%
San Francisco
.19%
Peninsula &
South Bay
3.25%

Construction by Region

Percentage of Total Loans

(13% Construction)


Northern Sierra
.37%
Sacramento
.85%
Central Valley
.84%
Coastal Markets
.87%
East Bay
1.01%
San Francisco
.32%
Peninsula & South Bay
8.49%

BRIDGE CAPITAL HOLDINGS

Proactive Credit Risk Management

ALLL and Net Charge-Offs

% of Average Total Loans



1.38%
1.41%
1.35%
1.36%
1.32%
1.64%
0.05%
0.08%
0.06%
0.00%
0.17%
0.00%
2003
2004
2005
2006
2007
Q1 2008
NCO's
ALLL/Loans

Proactive Credit Risk Management



Average Non-Performing Loans
% of Average Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q4 '02
Q4 '03
Q4 '04
Q4 '05
Q4 '06
Q4 '07
NPL % Total Loans
NCO % Avg Total Loans

NCO % Average Total Loans are FYE numbers

Proactive Credit Risk Management

Average Non-Performing Loans

% of Average Total Loans


Construction
SBA
ABL/F
C&I
0.03%
0.35%
0.53%
0.08%
0.75%
2.32%
2003
2004
2005
2006
2007
Q1 2008

Revenue Growth



($ Thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$6,713
$47,585
$1,671
$12,033
2003
2004
2005
2006
2007
Q1 '08
Net interest income
Non-interest income

Highly Productive Employees


Revenue Per Employee ($000)
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005
2006
2007
Q1 '08 A
BBNK Revenue/Employee 86% Above Peer* Group
BBNK Rev/Empl
Peer Group*Rev/Empl

*= Average Rev/Empl of US Public Banks $500M-$1.5B TA; SNL

Diversified Revenue Sources



Q1 '08
SBA 7%
Construction 12%
C & I 43%
Tech 22%
ABL/F 16%

High Quality Business

Net Interest Margin



8%
7%
6%
5%
4%
3%
2%
2003
2004
2005
2006
2007
Q1 2008
6.59%
National Peer Average 3.77%
BBNK
BAC
WFC
CMA
SIVB
UB
HTBK

= Average FY 2007/Q1 '08 ROAA of US Public Banks $500M-$1.5B TA; SNL

Effective Expense Management



Efficiency Ratio
Efficiency Ratio %
110%
100%
90%
80%
70%
60%
50%
40%
2003
2004
2005
2006
2007
Q1 '08
63.75%
National Peer Average 67.82%
BBNK
BAC
WFC
CMA
SIVB
UB
HTBK

= Average FY 2007/Q1 '08 ROAA of US Public Banks $500M-$1.5B TA; SNL

ROAA



0.68%
0.89%
1.23%
1.42%
1.45%
0.79%
Nat'l
Avg
Nat'l
Avg
2003
2004
2005
2006
2007
Q1 '08

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

= Average FY 2007/Q1 '08 ROAA of US Public Banks $500M-$1.5B TA; SNL

BRIDGE CAPITAL HOLDINGS

Net Income & EPS

($000, except per diluted share amounts)



EPS
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
$1,522
$ 0.22
2003
2004
2005
2006
2007
Q1 '08

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

ROAE



5.56%
9.87%
15.90%
19.34%
19.34%
Nat'l
Avg
9.07%
Nat'l
Avg
2003
2004
2005
2006
2007
Q1 '08

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

= Average FY 2007/Q1 '08 ROAA of US Public Banks $500M-$1.5B TA; SNL

EQUITY PERFORMANCE

Increasing Liquidity



Shares Traded
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2001
2002
2003
2004
2005
2006
2007
YTD 4/30/08
OTC Listed
NASDAQ Capital Market Listed
Selected Russell MicroCap Index
NASDAQ Global Market Listed
NASDAQ Global Select Listed
4,088,796 YTD 2008 Annualized
1,362,932 YTD 4/30/08 Actual

Source: NASDAQ

BRIDGE CAPITAL HOLDINGS

Market Pressure on Financials


($ billions)
$140
$120
$100
$80
$60
$40
$20
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Net Income of US Banks

Source: FDIC

BRIDGE CAPITAL HOLDINGS

Market Pressure on Financials



Price/TBV (%)
Share Price ($)
350
300
250
200
150
100
50
0
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2001
2002
2003
2004
2005
2006
2007
Q1 '08
Q2 '08 TD
41% Decline
BBNK P/TBV
Peer Group* P/TBV
BBNK Avg Price/Sh

*= Average P/TBV of US Public Banks $500M-$1.5B TA; SNL

Returns


83 Month
05/13/08
$26.00
22.00
18.00
14.00
12.00
10.00
8.00
6.00
4.00
Q3 Q4 02 Q2 Q3 Q4 03 Q2 Q3 Q4 04 Q2 Q3 Q4 05 Q2 Q3 Q4 06 Q2 Q3 Q4 07 Q2 Q3 Q4 08 Q2

Round Invested	1st	2nd
IRR	17.3%	15.4%
Straight/yr	29.3%	22.6%

*Returns Based on average May 12 '08 NASDAQ BBNK close price of $15.26 and initial purchase prices of $5/sh capital round #1 and $6.50/sh capital round #2

BRIDGE CAPITAL HOLDINGS

Comparative Performance



83 Month
05/12/08
520
500
480
460
440
420
400
380
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
Q3 Q4 02 Q2 Q3 Q4 03 Q2 Q3 Q4 04 Q2 Q3 Q4 05 Q2 Q3 Q4 06 Q2 Q3 Q4 07 Q2 Q3 Q4 08 Q2
EDGAR Online
BBNK HTBK SIVB SPX

Source: nasdaq.com

LOOKING AHEAD

BRIDGE CAPITAL HOLDINGS

Bridge Bank Strength

- National Bank Charter (OCC)
- FDIC Insured
- Member FRB
- NASDAQ Listed (Global Select Market : BBNK)
- $100M Market Cap
- $83M Capital Base (Bank)
- Ratings
  - BauerFinancial - 5 Star (5 Yrs)
  - IDC – 281 (Bank; out of maximum 300)
  - Veribanc 3 Star
  - Findley - Super Premier Performer (4 Yrs)
- Certifications
  - Nationwide SBA Preferred Lender
  - US Ex-Im Bank 'High Plus' Delegated Authority Lender
  - Authorized BK depository for regions 15, 16, and 7

IDC Financial Publishing, Inc.
The standard in rating financial institutions

SUPER
PREMIER
PERFORMING

Among Top Banks in U.S.

usBanker

BBNK named among **The Top 25 Banks of 2008** by *U.S. Banker* magazine in its January 2008 issue

Ranked sixth among the **Top 10 Community Banks of 2008** based upon return on equity performance

CEO named one of the Top 10 Bank CEOs in the nation

BRIDGE CAPITAL HOLDINGS

Our Vision

BRIDGE BANK

A business banking franchise

that is the

Professional Business Bank of Choice

for small and middle-market businesses and emerging technology companies in Silicon Valley, California and the nation.

Unique Value Proposition

Highly **EXPERIENCED** credentialed and disciplined **BANKERS**

Competitive **PRODUCTS** and **SERVICES** through channel partner relationships

SIMPLIFIED customer experience.
SOPHISTICATED business banking.

Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

BRIDGE CAPITAL HOLDINGS

Attractive Core Market

Core Region – Silicon Valley*

- $101b deposit market[1]
- 121k HQ businesses (<250 employees)[2]
- Silicon Valley represents 33-36% of US venture capital investment ($10.1b in 2007, $2.6b Q1 '08)[3]
- Population 3.9 million[4] (+3.6% since '00)
  - San Jose 10th largest city in US[5]
- Among highest median family and per capita incomes in US[6]
- Unemployment 5.0%[2]
- Ample growth opportunity in headquarters region minimizes expansion risk
- Business line diversity mitigates economic risk
  - Relatively low concentration in real estate
- Santa Clara County housing market (9.2%)[7]

*:Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties
[1] FDIC data at June 30, 2007
[2] California Employment Development Department/Labor Market Index March 2008
[3] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey
[4] US Census Bureau 2006 Estimate
[5] San Jose/Silicon Valley Chamber of Commerce
[6] US Census/HUD CRA/HMDA Report 2008
[7] DataQuick Housing Report, Median Price, SFD resale + condos + SFD new const March 2007 v. 2008, 4-17-08

BRIDGE CAPITAL HOLDINGS

Significant Market Opportunity

% Deposits Santa Clara, San Mateo Alameda Counties

Silicon Valley Region

Deposits:

$101.1b

- Sale to WFB closed 10-01-07
- Integration started 3-01-08
- $4b deposits
- Includes former GBBK business banking brands:
  - San Jose National
  - Mid Peninsula
  - Cupertino National
  - Saratoga National



25%
20%
15%
10%
5%
0%
20.17%
18.82%
9.62%
6.50%
4.31%
4.31%
4.13%
3.12%
2.25%
1.65%
1.16%
0.93%
0.67%
BofA
Wells
Wachovia
Citibank
Silicon Valley Bk
Greater Bay
Comerica
Bank of the West
Union Bank of CA
US Bank
UCBH
Heritage Bank
Bridge Bank

Source: FDIC; as of June 30, 2007

STRONG CORE FRANCHISE

Unique Strategic Positioning

Proven Business Model

- Effective Value Proposition

Growth Potential in Attractive Market

- < 1% Primary Deposit Market Penetration
- $4 b Deposits Subject to Disruption (GBBK exit)
- 80th Percentile of Peers* Earning Asset Growth

Diversified Activities

- 6 Lines of Business
- Relatively Underexposed to RE (98th Percentile of Peers* Non-RE Activity)

High Quality Revenue Engine

- Top Percentile of Peers* Revenue/Employee

Margin

- Top Percentile of Peers* Net Interest Margin

Expense Management

- 70th Percentile of Peers* Efficiency Ratio

Well Capitalized

* = SNL Data US Public Banks $500M-$1.5b TA at 12-31-07 & 3-31-08

Our Focus

1) ASSET QUALITY

- Reduce NPA's

2) ORGANIC GROWTH

- Continue disciplined execution of business banking strategy
- Leverage success in C&I, Technology, & International LOB's

3) POSITION

- GOAL: Best positioned bank at beginning of next growth cycle

4) CONTINUE TO BE OPPORTUNISTIC

- Attract Top Tier Banking Talent
- Complimentary LOB's

Why Invest in BBNK?

- Strong Core Franchise
- Highly Focused Business Banking Strategy
- Attractive Silicon Valley Market + Opportunistic Growth
- True Business Line Diversification
- Experienced, Disciplined Board & Management
- All-Organic Growth to-Date
- Proactive Credit Risk Management
- Superior Net Interest Margin
- Well Capitalized

BRIDGE CAPITAL HOLDINGS

Thank You / Q & A



Most Bankers get excited about financial statements.
At **Bridge Bank**, *this* is the kind of financial statement that excites us.
"Bridge Bank helped us grow by 27% over the past two years."
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.



Between every business person's goals & accomplishments
There is a **Bridge.**
(The smarter way to get from here to there.)
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.